[***]     Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.4(b)
Execution Version

Fourth Amendment to the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement

THIS FOURTH AMENDMENT (“Amendment”) TO THE AMENDED AND RESTATED FRONTIER AIRLINES, INC. CREDIT CARD AFFINITY AGREEMENT is made and entered into as of September 26, 2024, with effect as of the date hereof (the “Fourth Amendment Effective Date”), by and between Barclays Bank Delaware (“Barclays”), and Frontier Airlines, Inc. (“Frontier”).

RECITALS:

WHEREAS, Barclays and Frontier entered into the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement as of September 15, 2020 (“Original Agreement”); and

WHEREAS, Barclays and Frontier entered to that First Amendment to the Original Agreement as of June 29, 2021 (“First Amendment”); and

WHEREAS, Barclays and Frontier entered into the Second Amendment to the Original Agreement as of May 23, 2003 (“Second Amendment”); and

WHEREAS, Barclays and Frontier entered into the Third Amendment to the Original Agreement as of September 6, 2024 (“Third Amendment” and, together with the Original Agreement, the First Amendment and the Second Amendment, the “Agreement”); and

WHEREAS, Barclays and Frontier have agreed to further amend the Agreement as described herein.

NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Representation and Warranty of Frontier. Frontier represents and warrants that the amendments to the Agreement pursuant to Section 2 hereof do not require the approval or consent of any party other than Frontier and Barclays.

2.Amendments. Effective as of the date hereof, the Agreement is hereby amended as provided in Attachment A hereto.

3.All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

4.This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

|US-DOCS\153882034.5||

5.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

|US-DOCS\153882034.5||

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE	FRONTIER AIRLINES, INC.

/s/ Kristyn Forrester (Signature)	/s/ Howard Diamond (Signature)

MD, Head of Airline Partnerships Barclays USCB (Title)	Howard M. Diamond - Executive Vice President, Legal and Corporate Affairs; Corporate Secretary (Title)

9/24/2024 (Date)	(Date)

|US-DOCS\153882034.5||

Attachment A

1.    The definition of “Frontier Marks” in Section 1(ww) of the Agreement is hereby replaced in its entirety with the following:

“‘Frontier Marks”’ means those registered trademarks that are used in connection with a commercial airline business operated by Frontier or an Affiliate of Frontier (excluding any Affiliate of Frontier that is another portfolio company of any private equity sponsor that is an Affiliate of Frontier) or a customer loyalty program (including the Frontier Miles program or any successor thereto) in which customers or any such commercial airline business may earn or redeem rewards in connection with the use of goods or services offered by such airline business and any registered trademarks that are successors to or replacements of such registered trademarks, but excluding (a) any such trademarks that are used specifically in connection with [***] and (b) any such trademarks that are not material to the operation of any such commercial airline business described above or any such customer loyalty program described above. The Frontier Marks as of September 26, 2024 are set forth in Exhibit B (Frontier Marks), except that [***] are not Frontier Marks as of the Effective Date.”

2.    A new Section 5(f)(xi) is hereby added to the Agreement, which shall read as follows: “Notwithstanding any provision to the contrary in this Agreement, in no event shall Frontier use the proceeds of the Facility for the purpose of paying to any Affiliate of Bank (including Barclays Capital Inc.) any agency or servicing fee, brokerage commission or other compensation.”

3.    Section 5(f)(v)(4) of the Agreement is replaced in its entirety with the following:
(4) Frontier shall not be in default of any indebtedness for borrowed money in excess of [***] (and for purposes of this provision the Frontier Guaranty and the Intercompany Loans are considered indebtedness of Frontier for borrowed money), and there shall be no default under the Credit Agreement or any Approved Incremental Debt in excess of [***], in each case which default is continuing as of [***], as determined following expiration of applicable cure, grace or dispute periods. For purposes of this provision, the terms “Approved Incremental Debt”, “Frontier Guaranty,” “Intercompany Loans,” and “Credit Agreement” shall have the meanings assigned to such terms in the Loyalty Partner Consent to Assignment Agreement to which Frontier and Barclays are parties (together with certain other

|US-DOCS\153882034.5||

Affiliates of Frontier and as acknowledged and agreed by Citibank, N.A.) dated as of September 26, 2024. Frontier shall promptly give notice to Barclays of any default that would cause Frontier to fail to meet the condition precedent set forth in this clause.

4.    Section 5(f)(v)(5) of the Agreement is replaced in its entirety with the following:
(5) Frontier has not engaged in [***].

5.    Section 5(f)(v)(7) of the Agreement is replaced in its entirety with the following:
(7) The average PE for the [***] for which Frontier has reported data has not declined by [***] from the average PE in the [***] set forth in Schedule G beginning the first month after the Loan Repayment Date or [***], whichever is later. For the avoidance of doubt, this condition is waived for [***] so long as the Loan Repayment Date has not yet occurred. In the event that the Loan Repayment Date occurs prior to [***], the parties will mutually agree upon PE targets to be in effect for the months between the Loan Repayment Date through [***].

6.    Section 5(f)(v)(8) of the Agreement is replaced in its entirety with the following:
(8) The average Active Frequent Flyers for the [***] for which Frontier has reported data has not declined by [***] from the average Active Frequent Flyers in the [***] set forth in Schedule G beginning the first month after the Loan Repayment Date or [***], whichever is later. For the avoidance of doubt, this condition is waived for [***], so long as the Loan Repayment Date has not yet occurred. In the event that the Loan Repayment Date occurs prior to [***], the parties will mutually agree upon Active Frequent Flyer targets to be in effect for the months between the Loan Repayment Date through [***].

7.    Section 5(f)(v)(9) of the Agreement is replaced in its entirety with the following:
(9) Frontier maintains the marketing channels set forth in Schedule F.

8.    Section 5(f)(v)(10) of the Agreement is replaced in its entirety with the following:
(10) Frontier maintains Frontier Miles or a successor program that is as competitive on a relative basis in the Benchmark Market as Frontier Miles [***]. Such notice by Barclays will commence a [***] period during which Frontier will provide a mitigation plan to Barclays upon which the parties shall meet and agree. Frontier

|US-DOCS\153882034.5||

may implement the mitigation plan and cure the deficiency within [***] of receipt of such notice from Barclays, during which period no Reduction in the size of the Facility shall occur under section 5(f)(iv), however, if the implementation of such mitigation plan cannot reasonably be performed within such [***] period due to technical limitations, such period may be extended by mutual agreement of the parties without the failure of a Condition Precedent.

9.    Section 5(f)(v)(11) of the Agreement is replaced in its entirety with the following:
(11) Frontier maintains a right to use the Frontier Marks and its ability to grant Barclays the right to use the Frontier Marks has not been eliminated or materially impaired.

10.    The following is added as new Section 5(f)(xii) of the Agreement:

(xii) Notwithstanding anything in this Agreement, including this Section 5(f), the following shall apply:
(A) (i) Prior to (x) making any reduction in the amount outstanding under the Facility by way of reduction of, or offset against, monthly Fees (“Monthly Revenue Share”) otherwise due to Frontier under this Agreement (whether pursuant to a reduction in Target Size, failure of a Condition Precedent to be satisfied, a Buy Down Reduction or otherwise) and/or (y) [***], Barclays’ will provide at least [***] written notice of its intention to reduce or offset against such Monthly Revenue Share and/or [***], as applicable, which notice shall include the amount of Monthly Revenue Share it intends to reduce or offset, and/or the amount of Monthly Revenue Share with respect to which it intends to [***] (the “Proposed Reduction Amount”), during which [***] period: (1) Barclays shall have no obligation to pay the Monthly Revenue Share to Frontier; and (2) Frontier shall notify Barclays whether Frontier intends to satisfy all or any portion of the Proposed Reduction Amount by repurchasing all or any portion of the Pre-Purchased Miles pursuant to the first sentence of Section 5(f)(vi), and if such notice provides that Frontier does intend to satisfy any of the Proposed Reduction Amount by making such repurchase, such notice shall specify the amount of the Proposed Reduction Amount (which may be all or any portion of the Proposed Reduction Amount) that Frontier intends to satisfy by making such repurchase (the “Repurchase Amount”). (ii) If the Repurchase Amount specified in such notice is less than the Proposed Reduction Amount, Barclays may immediately offset or reduce Monthly Revenue Share by the amount of, and/or [***] in the

|US-DOCS\153882034.5||

amount of, such difference between the Proposed Reduction Amount and the Repurchase Amount (and for avoidance of doubt, the aggregate amount of such offset or reduction and/or [***] shall not exceed the amount of such difference). (iii) To the extent, if any, by which the Monthly Revenue Share exceeds the Proposed Reduction Amount, Barclays shall pay such excess amount within [***] following the later of (x) the date on which Fronter notifies Barclays that it will not exercise its right to satisfy all or any portion of the Proposed Reduction Amount by repurchasing Pre-Purchased Miles, (y) the end of the [***] period referenced in Section 5(f)(xii)(A)(i), if Frontier does not provide any notice described in Section 5(f)(xii)(A)(i)(2), or (z) the date that Frontier repurchases Pre-Purchased Miles in accordance with Section 5(f)(xii)(B)(1).
(B) If Frontier timely notifies Barclays in accordance with Section 5(f)(xii)(A)(2) that Frontier intends to satisfy the Proposed Reduction Amount by repurchasing the Repurchase Amount of the Pre-Purchased Miles: (1) Frontier must repurchase a portion of the Pre-Purchased Miles in an amount equal to or greater than the Repurchase Amount within [***] of providing such notification; (2) the Facility will be immediately reduced by the Repurchase Amount; (3) no reduction or offset of Monthly Revenue Share amounts due to Frontier under this Agreement shall occur for that particular month except as provided in the last sentence of Section 5(f)(xii)(A); and (4) Barclays shall pay any Monthly Revenue Share amounts due to Frontier no later than [***] after receipt of the Repurchase Amount from Frontier.
(C) If Frontier fails to timely notify Barclays in accordance with Section 5(f)(xii)(A)(2) that Frontier intends to satisfy the Proposed Reduction Amount by repurchasing all or any portion of the Pre-Purchased Miles or if Frontier fails to timely repurchase the Pre-Purchased Miles in accordance with Section 5(f)(xii)(B)(1), Barclays may immediately reduce the amount outstanding under the Facility by way of reduction of, or offset against, the Monthly Revenue Share and/or [***], in an aggregate amount not to exceed the Proposed Reduction Amount, but without duplication of any offset or reduction or [***] made pursuant to the last sentence of Section 5(f)(xii)(A).
(D) Frontier must exercise its rights under Section 5(f)(xii)(A) on a [***] basis. Frontier’s exercise of its rights under Section 5(f)(xii)(A) for any [***] shall not constitute exercise of such rights in any subsequent [***].
(E) To the extent that Barclays’ obligations under this Section 5(f)(xii) or Frontier’s exercise of its rights under this

|US-DOCS\153882034.5||

Section results in any delay by Barclays in either paying Monthly Revenue Share due to Frontier or reducing the amount outstanding under the Facility by way of reduction of, or offset against, the Monthly Revenue Share and/or [***], such delay shall not constitute a breach of Barclays’ obligations under this Agreement.

|US-DOCS\153882034.5||